Lord Abbett  Research Fund

             Large-Cap Series   Small-Cap Value Series

                        SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 1999

[GRAPHIC OMITTED]
                                                 Two portfolios designed to help
                                                 you build for your future

Lord Abbett Research Fund Large-Cap Series   Small-Cap Value Series
[GRAPHIC OMITTED]

                                   A Tradition of
                                 Value Investing

We recognize each investor's need for a well-diversified portfolio. Our value investing process can benefit investors in both large and small company stocks. Our goal, to provide investors competitive returns with relatively moderate fluctuations in price, applies to both Series.
--------------------------------------------------------------------------------
Value Investing at Work in a Portfolio of Large Company Stocks and a Portfolio of Small Company Stocks

Lord Abbett Research Fund- Large-Cap Series has produced long-term returns above the average of mutual funds that focus on large companies.

Large-Cap Series Performance
Average Annual Total Returns as of 5/31/99

                                    6 months            5 years

The Large-Cap Series                 13.95%             21.70%

Morningstar Average of Large
     Value Funds                     10.62%             19.61%

Morningstar Average of Growth
     & Income Funds                  11.0%              20.73%


The Small-Cap Value Series has outperformed small company stocks in general and the average of mutual funds that focus on small companies for the period since its inception.


Small-Cap Value Series Performance
Average Annual Total Returns as of 5/31/99

                                   6 months            Life of Series

The Small-Cap Value Series          8.15%               16.30%

Morningstar Average of Small
     Value Funds                    4.98%               12.70%

Russell 2000 Value Index            4.77%               13.06%


Performance data shown is for Class A shares at net asset value and assumes the reinvestment of all distributions. Comparative fund performance provided by Morningstar, Inc., does not account for the deduction of sales charges and would be different if sales charges were included. The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted earnings growth values. An investor cannot invest directly in an index. Source: Morningstar, Inc.

Average Annual Total Returns

Average annual total returns for the periods ended 6/30/99 at the Class A share maximum sales charge of 5.75%, with all distributions reinvested:


                Large-Cap Series          Small-Cap Value Series

                1 year          13.00%               -
                5 years         21.69%       1 year          -6.20%
                Life of Series  19.22%       Life of Series  12.22%


The results quoted herein represent past performance, which is no indication of future results. The investment return and principal value of an investment in either Series will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
(1) Period 12/13/95- 5/31/99 for the Small-Cap Value Series; 1/1/96- 5/31/99 for
Morningstar averages and the Russell 2000 Index, an unmanaged index consisting of the common stocks of 2000 companies. The Index is unavailable for investment.
(2) The Large-Cap Series commenced operations 6/3/92.
(3) The Small-Cap Value Series commenced operations 12/13/95. During the 5-year and Life-of-Series periods shown, Lord Abbett waived or assumed a portion of fees and expenses for each Series. Please see the Series' prospectus for a history of such waivers and assumptions. There are no plans to continue such waivers and assumptions in the future.

Report to Shareholders

For the Six Months Ended May 31, 1999

[GRAPHIC OMITTED]

Robert S. Dow
Chairman

June 5, 1999

"...in our opinion,  over the long term, a value-oriented,  disciplined approach
to  investing  provides  the  greatest   potential  for  achieving   consistent,
above-market returns."


Lord Abbett Research Fund completed the first half of its fiscal year on May 31, 1999. We are pleased to present you with an overview of performance and class-specific data for the period.

                              Large-Cap Series                                    Small-Cap Value Series
-------------------------------------------------------------------------------------------------------------------
                    Class A   Class B   Class C   Class P+  Class Y++      Class A   Class B   Class C   Class Y
-------------------------------------------------------------------------------------------------------------------
Net asset value     $24.69    $24.46    $24.46    $24.70    $24.69         $15.53    $15.29    $15.29    $15.57
Dividends           $ 0.07    $ -       $ -       $ -       $ -            $ -       $ -       $ -       $ -
Capital gains paid  $ 0.17    $ 0.17    $ 0.17    $ -       $ -            $ -       $ -       $ -       $ -
Total return*+++    +13.95%   +13.57%   +13.46%   -1.55%     -2.06%         +8.15%    +7.68%    +7.68%    +8.12%

U. S. stocks were subject to significant volatility during the first half of the Fund's fiscal year. 1 However, a more favorable environment developed later in the period as investors' concerns regarding diminished corporate earnings eased somewhat and low inflation and strong economic growth continued in the U. S. In the early months of 1999, investor sentiment continued to improve as Southeast Asian economies, which had been hit hard by currency problems and fallout from a faltering Japanese economy, began to recover. Japan's efforts to address its economic and banking system problems have given support to the region and have generated hope that the financial crises in that part of the world may be nearing an end.

About Large-Cap Series

During the period, the Fund established and added to positions in stocks that, in our opinion, were undervalued due to investor sentiment rather than deteriorating company fundamentals. A number of positions we established or strengthened in telecommunications, technology and select financial services companies performed well. A slight increase in long-term interest rates, brought on in part by a rise in commodity prices, resulted in markdowns on our electric utility holdings.

About Small-Cap Value Series

In April and May many small-cap stocks performed well, rebounding from their 1998 and first quarter 1999 price levels. This was generally a result of improving investor sentiment and an increased interest in the sector, which had become significantly undervalued as a result of the "flight to quality" that drove investors to large-company stocks and a period of tax-loss selling that put further pressure on small-cap stock prices in 1998. Holdings in the technology and energy sectors turned in strong performance as the market bounced back. We believe that select investments in these areas may provide value, given existing price levels and our current interest rate forecasts.

Looking Ahead

Through the remainder of 1999, we anticipate that the domestic economy will continue to grow, fueled in part by strong consumer spending. If recovery in Asia also continues, a global economic expansion is likely in 2000. With the general rise in interest rates we've experienced since the beginning of the year, we do not expect inflation to exceed our earlier forecast of approximately 2 to 2 1 /2% in 1999. Given these conditions, we believe that value stocks will perform well relative to growth stocks. It is important to note, however, that we work to apply our bottom-up, stock-picking strategy regardless of market conditions because, in our opinion, over the long term, a value-oriented, disciplined approach to investing provides the greatest potential for achieving consistent, above-market returns.

Thank you for your continued confidence in Lord Abbett Research Fund. We look forward to helping you achieve your financial goals in the years ahead.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.
+ Since inception (4/28/99).
++ Since inception (5/4/99).
+++ Not annualized.

LORD ABBETT RESEARCH FUND- LARGE-CAP SERIES
Unique Management Style Produces An Outperformer

Shareholders investing $10,000 at the Series' inception on June 3, 1992 had a portfolio worth $35,120 as of May 31, 1999, an average annual gain of 19.7%.

Lord Abbett Research Fund-
  Large-Cap Series (1)                                 $35,120

Morningstar Average of Large
  Value Funds (2)                                      $29,492

Morningstar Average of
  Growth & Income Funds (2)                            $29,978

(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2) Source: Morningstar, Inc. Morningstar performance reflects the period 6/1/92- 5/31/99.

LORD ABBETT RESEARCH FUND- SMALL-CAP VALUE SERIES

Seeking the Best Small-Cap Value Stocks

A $10,000  investment  made on January  1, 1996 was worth  $16,834 as of May 31,
  1999, outperforming both the unmanaged Russell 2000 Index and the Morningstar Average of Small Value Funds.

Lord Abbett Research Fund-
 Small-Cap Value Series (1)                            $16,834

Morningstar Average of Small
 Value Funds (2)                                       $15,259

Russell 2000 Value Index (2)(3)                        $15,197


(1) Series performance is at net asset value for Class A shares and assumes the reinvestment of all distributions.

(2) Source: Morningstar, Inc.

(3) The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-tobook ratios and lower forecasted earnings growth values. An investor cannot invest directly in an index. Source: Morningstar, Inc.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Common stocks purchased by each Series are subject to market fluctuations, providing the potential for gains and the risk of loss. Lord Abbett Research Fund- Small-Cap Value Series invests in small-cap companies, which typically have a higher risk of failure and historically have experienced a greater degree of illiquidity and market volatility than large-cap companies. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Each Series issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
SMALL-CAP VALUE SERIES May 31, 1999

                      Investments                                                                           Shares             Value
                      -----------                                                                           ------             -----
Investments in Common Stocks 97.49%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace 6.57%       AAR Corp. - Major supplier of products and services for the worldwide aviation
                      industry                                                                             315,000    $    6,221,250

                     *Doncasters plc ADR- Supplier of tolerance-critical aircraft engine components        305,900         4,684,094

                     *Moog Inc.+ Class A- Manufacturer of electrohydraulic  control systems                455,200        11,835,200

                     *SPS Technologies Inc. - Producer of industrial fasteners                             164,000         6,949,500

                      Total                                                                                               29,690,044
                                                                                                                         ===========
Airlines .23%        *Midwest Express Holdings Inc. - A U. S. carrier connecting 45 cities, primarily       34,400         1,029,850
                      with Milwaukee                                                                                     ===========
Aluminum 1.65%        IMCO Recycling Inc. - Major aluminum recycler and zinc and magnesium processor       445,000         7,453,750
                                                                                                                         ===========
Apparel 9.84%         Garan Inc. - Supplier of knitted and woven apparel                                   250,000         7,187,500

                     *Gerber Childrenswear Inc. - Markets infant & toddler apparel & related products      710,600         4,796,550

                     *Gildan Activewear Inc. Class A- Manufacturer of branded basic activewear             229,800         3,619,350

                     *North Face Inc.- Manufacturer of camping and outerwear                               624,700         4,997,600

                      Phillips Van Heusen Corp. - Apparel manufacturer                                     670,000         5,862,500

                      Stride Rite Corp. - Producer and retail marketer of adults & children's shoes      1,726,200        18,017,213

                      Total                                                                                               44,480,713
                                                                                                                          ==========

Auto Parts 1.52%     *American Axle & Manufacturing Holdings Inc.- Manufacturer of driveline systems for
                      light trucks and sport utility vehicles                                              220,000         3,341,250


                                                                 3

Statement of Net Assets
SMALL-CAP VALUE SERIES May 31, 1999

                      Investments                                                                            Shares            Value
                      -----------                                                                            ------           ------

                      Clarcor Inc.- Manufactures oil and air filters                                        193,200    $   3,550,050

                      Total                                                                                                6,891,300
                                                                                                                          ==========
Banks:
  Regional .42%       Community First Bankshares Inc.- A multi-bank holding company                          90,000       1,906,875
                                                                                                                          ==========
Building
  Materials 5.20%     Hughes Supply Inc.- Supplier of building materials and plumbing equipment             340,000        9,158,750

                      LSI Industries Inc.- Manufacturer of lighting fixtures, menu board systems
                      and graphic products                                                                   25,500          566,577

                     *Newmark Homes Corp. - Provides single-family homes in five major markets              195,400        1,123,550

                     *Simpson Manufacturing Co. Inc.- Manufacturer of construction-related fasteners        285,700       12,677,938

                      Total                                                                                               23,526,815
                                                                                                                          ==========
Business
  Services 1.01%     *Right Management Consultant Inc.- Career transition services                          280,000        4,585,000
                                                                                                                          ==========
Capital
  Equipment 6.68%     CMI Corp. Class A- Manufactures equipment for heavy-duty construction
                       and infrastructure applications                                                       46,700          429,056

                     *Gardner Denver Inc.- Manufactures stationary air compressors and blowers for
                       industrial applications                                                              128,000        2,192,000

                     *Gradall Industries Inc.- Makes wheeled hydraulic excavators and rough-terrain
                        variable-reach material handlers, as well as related service parts                  175,700        3,470,075

                      Milacron Inc.- A leading manufacturer of plastics machinery and industrial
                      consumable products                                                                   200,000        4,262,500

                      Oshkosh Truck Corp. + -Markets a broad range of heavy specialized motor vehicles      500,000       19,875,000

                      Total                                                                                               30,228,631
                                                                                                                          ==========
Communications
  Equipment 7.80%    *Anicom Inc.- Distributes multimedia technology products throughout North America      354,600        3,257,887

                     *Commscope Inc.- Designs, makes and markets coaxial cables                             500,300       13,132,875

                     *Dialogic Corp. - Manufactures and markets hardware and software enabling technologies
                       for computer telephony systems                                                       326,500       10,896,937

                       General Cable Inc.- Manufacturer of copper wire and cable                            525,000        7,973,437

                       Total                                                                                              35,261,136
                                                                                                                          ==========
Computer:
  Hardware 3.45%     *Electronics for Imaging Inc.- Develops technologies that enable digital color
                       printing over computer network                                                       200,000        9,812,500

                     *Zebra Technologies Corp. Class A- Provider of bar code labeling systems               180,000        5,782,500

                       Total                                                                                              15,595,000
                                                                                                                          ==========
Computer:
  Peripherals 2.76%  Analysts International Corp. - Provides a variety of computer software services to
                       computer users                                                                       552,600        8,807,063

                     *Mentor Graphics Corp. - Designs, manufactures, markets and services electronic
                       design automation systems for use in the electrical engineering industry             290,000        3,661,250

                      Total                                                                                               12,468,313
                                                                                                                          ==========
Computer:
  Software 1.36%     *Evans & Sutherland Computer Corp. - Developer of computer graphics software systems   186,700        2,940,525

                     *Security Dynamics Technologies Inc.- Provides enterprise network and data security    169,000        3,211,000
                      solutions

                      Total                                                                                                6,151,525
                                                                                                                          ==========

Containers 2.60%     *BWAY Corp. - Manufacturer of steel containers                                         286,200        4,078,350

                     *Ivex Packaging Corp. - Designer and manufacturer of flexible packaging products       399,000        7,680,750

                      Total                                                                                               11,759,100
                                                                                                                          ==========
Electrical
  Equipment 1.33%     Kollmorgen Corp. - Manufacturer of motors and controls                                480,000        6,030,000
                                                                                                                          ==========
Electronics:
  Components 6.34%   *Anadigics Inc.- Supplies radio frequency and microwave integrated circuits used
                        to receive and transmit signals                                                     294,800        7,370,000

                      BEI Technologies Inc.+ -Designs, makes and sells electronic devices that
                      provide vital sensory input for the control systems of advanced machinery and         404,500        4,019,719
                      automation systems

                      Innovex, Inc.- Develops components, primarily lead wire assemblies, for the           165,000        2,206,875
                      disk drive industry

                      Methode Electronics Inc.- Producer of electronic components                           673,600       12,419,500

                     *Sensormatic Electronics Corp. - Supplies electronic security systems to the
                      retail, commercial and industrial marketplaces                                        120,500        1,611,685

                      Technitrol Inc.- A worldwide manufacturer of electronic components, electrical contacts and assemblies, thermostatic and clad-metal materials and components
                      and related items                                                                     34,3100        1,020,425

                      Total                                                                                               28,648,204

                                                                 4


                      Statement of Net Assets
                      SMALL-CAP VALUE SERIES May 31, 1999

                      Investments                                                                              Shares          Value
                      -----------                                                                              ------          -----

Electronics:
  Equipment 2.50%    *GenRad Inc.- Electrical test and measurement equipment, auto diagnostic equipment       620,000  $  11,315,000
                                                                                                                          ==========
Engineering/
  Construction .82%  *Baker Michael Corp.+ -Engineering, operations & maintenance and construction  firm      511,500      3,708,375
                                                                                                                          ==========
Financial:
Miscellaneous 1.51%   Doral Financial Corp. - Originates, purchases, sells and services mortgage loans for
                      single-family residences in Puerto Rico                                                  23,200        391,500

                     *Financial Federal Corp. - Provides installment financing and leasing programs to the
                      manufacturing industries                                                                287,700      6,437,288

                      Total                                                                                                6,828,788
                                                                                                                          ==========
Fluid
  Separation .81%    *CUNO Inc.- Manufacturer of fluid filtration products for healthcare, potable water and
                      industrial fluid processing                                                             200,000      3,662,500
                                                                                                                          ==========
Food 4.22%            Dreyer's Grand Ice Cream Inc.- Ice cream manufacturer and distributor                   700,000     11,593,750

                      Michael Foods Inc.- Processor and distributor of eggs and egg products, retail potato
                      and dairy items                                                                          75,000      1,762,500

                     *Midwest Grain Products Inc.- Manufacturer of wheat gluten, starch, and alcohol          193,000      1,857,625

                      Sanderson Farms Inc.- Produces, processes, markets and distributes fresh & frozen chicken
                      and other prepared food                                                                 290,000      3,878,750

                      Total                                                                                               19,092,625
                                                                                                                          ==========
Furniture and
  Appliances .15%    *Neutral Posture Ergonomics Inc.+  -Producer of office chairs                            305,000        686,250
                                                                                                                          ==========
Health-Care
  Products 7.80%      Arrow International Inc.- Supplies disposable catheters and related clinical products   515,000     13,068,125

                     *Gliatech Inc.- Manufacturer of medical devices designed to inhibit excessive surgical scarring
                      and adhesion formation                                                                  195,000      4,996,875

                     *Haemonetics Corp. - Major manufacturer of blood collection systems                       59,000      1,121,000

                      Invacare Corp. - Manufacturer of medical equipment for the home health care, retail and
                      extended care markets                                                                   285,000      7,107,188

                     *ICU Medical Inc.- Manufacturer of proprietary disposable medical connection devices for use
                      in intravenous therapy applications                                                     300,000      5,325,000

                      Mentor Corp. - Develops, makes and sells a broad range of products for plastic and
                      reconstructive surgery                                                                  228,800      3,646,500

                      Total                                                                                               35,264,688
                                                                                                                          ==========
Health-Care
  Services 2.02%     *Gene Logic Inc.- Develops proprietary genomic information products, software and
                      research services                                                                       168,000        735,000

                     *Sierra Health Services Inc.- Provider of managed health and workers' compensation
                      plans in Nevada, Texas and the Northeast                                                550,000      8,387,500

                      Total                                                                                                9,122,500
                                                                                                                          ==========
Insurance:
Property & Casualty   Chartwell Re Corp. - Property casualty insurance company                                159,600      2,503,725
 .63%                 *Philadelphia Cons Holding Co - Property casualty insurance company                       15,000        357,188

                      Total                                                                                                2,860,913
                                                                                                                          ==========
Manufacturing
  Diversified .96%    Varlen Corp. - Manufacturer of metal products used in a variety of industries           115,075      4,344,081
                                                                                                                          ==========
Oil & Gas:
  E& P 2.57%         *Basin Exploration Inc. - U. S. gas and oil exploration, development and production
                      company                                                                                 256,900      4,303,075

                     *Meridian Resource Corp. - U. S. gas and oil exploration, development and production
                      company                                                                               1,365,100      7,337,413

                      Total                                                                                               11,640,488
                                                                                                                          ==========
Oil Well
Equipment /Service
3.78%                *National-Oilwell Inc. - Domestic oil and gas drilling and production company            219,000      2,641,688

                     *Newpark Resources Inc. - Provides comprehensive environmental management and
                      oilfield construction services for the oil and gas industry                             890,000      8,010,000

                     *Oceaneering International Inc. - Sub-sea diving services                                278,000      4,291,625

                     *Offshore Logistics Inc. - Provides helicopter transportation services for the worldwide
                      offshore oil and gas industry                                                           190,000      2,149,375

                      Total                                                                                               17,092,688
                                                                                                                          ==========
Printing
 and Publishing
1.00%                *Scholastic Corp. - A leading publisher of children's books and educational materials     92,900      4,505,650

                                                                                                                          ==========
Restaurants .94%     *Buca Inc. - Owns and operates "BUCA di DEPPO" restaurants                                13,700        238,038

                      CBRL Group Inc. - Operates Cracker Barrel restaurants throughout the U. S.              232,400      4,023,425

                      Total                                                                                                4,261,463
                                                                                                                          ==========

Statement of Net Assets

SMALL-CAP VALUE SERIES May 31, 1999

                                                                                                          Shares or
                                    Investments                                                    Principal Amount            Value
------------------------------------------------------------------------------------------------------------------------------------
Retail-Food .78%                    Ruddick Corp. - Manufactures sewing thread; operates
                                    supermarkets in the Southeast                                           200,500    $   3,533,813

Retail: Department Stores         *ColdWater Creek Inc. - A specialty direct mail retailer                  133,500        2,670,000
& Merchandise 2.78%               *Elder-Berrman Stores Corp. - Operates Midwestern department and shoe     771,100        6,747,125
                                   stores

                                  *Party City Corp. - Provides a large variety of party supplies             240,000         240,000

                                  *United Retail Group Inc. - Retails large-size women's apparel and        199,200        2,888,400
                                   accessories

                                    Total                                                                                 12,545,525
                                                                                                                       =============
Specialty Materials 4.31%         *Rogers Corp.+ - Manufacturer of specialty materials and components       683,500       19,479,750
                                                                                                                       =============
Steel .03%                        *NS Group Inc. - Manufacturer of oil country tubular steel products and industrial
                                   adhesive products                                                         21,400          152,475
                                                                                                                       =============
Transportation .35%               *Airnet System Inc. - Operates a national air transportation network to make time-critical
                                   deliveries                                                               150,000        1,584,375
                                                                                                                       =============
Truckers .77%                     *Smithway Motor Express Corp.+ - Class A Truckload carrier concentrating on the
                                   flatbed segment                                                          340,000        3,474,358
                                                                                                                       =============
                                    Total Investments in Common Stocks (Cost $459,869,071)                               440,862,561
                                                                                                                       =============


Other Assets, Less Liabilities 2.51%
------------------------------------------------------------------------------------------------------------------------------------
Short-term Investments              Dow Chemical Co. 4.90%, due 6/1/1999 (Cost $9,271,212)               $9,275,000        9,271,212
                                                                                                                       =============
Cash                                                                                                                         211,172
                                                                                                                       =============
Receivable for:                     Securities sold                                                                       15,306,048

                                    Capital stock sold                                                                       572,614

                                    Dividends                                                                                215,789

                                    Other                                                                                     46,036

                                    Total Other Assets                                                                    25,622,871
                                                                                                                       =============
Payable for:                        Securities purchased                                                                  13,318,429

                                    Capital stock reacquired                                                                 969,780

                                    Total Liabilities                                                                     14,288,209

                                    Total Other Assets, Less Liabilities                                                  11,334,662

Net Assets 100.00%                                                                                                      $452,197,223
                                                                                                                       =============
                                    Class A Shares-Net asset value ($183,458,403/11, 816,429 shares outstanding)              $15.53

                                    Maximum offering price (net asset value plus sales charge of 5.75% of the of fering price $16.48

                                    Class B Shares-Net asset value ($ 170,641,910/11,159,976 shares outstanding)              $15.29

                                    Class C Shares-Net asset value ($ 51,521, 750/3,369,417 shares outstanding)               $15.29

                                    Class Y Shares-Net asset value ($ 46,575,160/2,990,822 shares outstanding)                $15.57

                                   *Non-income producing security.
                                   +Affiliated issuer (holdings represent 5% or more of the outstanding voting securities).
                                    See Notes to Financial Statements.



6




Statement of Net Assets
LARGE-CAP SERIES May 31, 1999

                      Investments                                                                           Shares             Value
                      -----------                                                                           ------             -----

Investments in Common Stocks 95.31%

Aerospace 1.23%       Rockwell International Corp. - Leading producer of space systems and electrical and electronic products including defense, telecommunications and factory automation
                      systems                                                                                 45,000   $   2,483,438
                                                                                                                          ==========
Aluminum 1.50%        Alcoa Inc.- Largest U. S. aluminum producer                                             55,000       3,025,000
                                                                                                                          ==========
Apparel .92%          VF Corp. - Leading producer of blue jeans and other apparel                             40,000       1,840,000
                                                                                                                          ==========
Automobiles 1.14%     Ford Motor Co - World's second largest producer of cars and trucks                      40,000       2,282,500
                                                                                                                          ==========
Banks: Money
  Center 1.70%        Chase Manhattan Corp. - Major money-center bank holding company                         47,000       3,407,500
                                                                                                                          ==========
Banks: Regional 6.65% Bank One Corp. - Leading bank holding company                                           75,000       4,242,188

                      BankAmerica Corp. - Major Western and Midwestern bank holding company                   26,000       1,681,888

                      First Union Corp. - Major East Coast bank                                               65,000       2,994,062

                      Fleet Financial Group, Inc.- Northeastern regional bank holding company                 50,000       2,056,250

                      Wells Fargo Co - Midwestern regional bank holding company                               60,000       2,400,000

                      Total                                                                                               13,374,388
                                                                                                                          ==========
Brokers 1.20%         Morgan Stanley Dean Witter & Co - Major brokerage and credit card company               25,000       2,412,500
                                                                                                                          ==========
Chemicals .96%        Rohm & Haas Co - Manufacturer of specialty chemicals and plastics                       48,000       1,926,000
                                                                                                                          ==========
Communications
   Services 1.93%    *QUALCOMM Inc. - Leading producer of communications technologies and products            40,000       3,890,000
                                                                                                                          ==========
Computer: Hardware
   & Services         International Business Machines Corp. - World's largest computer manufacturer           46,000       5,350,375
   7.04%             *Sun Microsystems Inc. - Supplier of network computer products including workstations, servers, software, microprocessors, and a full range of services
                      and support                                                                             65,000       3,883,750

                     *Unisys Corp. - Provides information services, technology, software and customer
                      support                                                                                130,000       4,931,875

                      Total                                                                                               14,166,000
                                                                                                                          ==========
Data Processing 2.68% First Data Corp. - Information supplier for credit card processing and related
                      services                                                                                120,000      5,392,500
                                                                                                                          ==========
Drugs/Health-Care
  Products            American Home Products Corp. - Producer of drugs, food housewares and packaged
  3.79%               medicine and medical products                                                           65,000       3,745,625

                      Pharmacia & Upjohn Inc. - Develops, makes and sells prescription pharmaceutical
                      & other related health care products                                                    70,000       3,880,625

                      Total                                                                                                7,626,250
                                                                                                                          ==========
Electric Power 3.67%  Carolina Power & Light Co - Electric utility company serving North and South
                      Carolina                                                                                72,000       3,150,000

                      Duke Energy Corp. - Major electric and gas utility company                              70,000       4,221,875

                      Total                                                                                                7,371,875
                                                                                                                          ==========
Electrical
  Equipment 1.43%     Emerson Electric Co - Diversified manufacturer of consumer and industrial
                      electrical components                                                                   45,000       2,874,375
                                                                                                                          ==========
Electronics:
  Semiconductors 2.18 Texas Instruments, Inc. - Major producer of semiconductors and electronic
                      equipment                                                                               40,000       4,375,000
                                                                                                                          ==========
Food 3.06%            Heinz H. J. Co - Domestic packaged foods producer                                       85,000       4,106,563

                      Ralston Purina Co - Produces and sells dog and cat foods                                75,000       2,043,750

                      Total                                                                                                6,150,313
                                                                                                                          ==========
Health-Care
  Products 1.61%      Baxter International Inc. - World's leading distributor and major manufacturer
                      of hospital supplies and related medical equipment                                      50,000       3,228,125
                                                                                                                          ==========
Health-Care
  Services 3.25%      Aetna Inc. - Major health-care and retirement services company                          50,000       4,540,625

                      Columbia/HCA Healthcare Corp. - A leading HMO                                           85,000       2,002,812

                      Total                                                                                                6,543,437
                                                                                                                          ==========
Insurance: Life 2.34% American General Corp. - A leading provider of financial services,
                      including life/health insurance, annuities, consumer credit and mortgage financing      65,000       4,696,250
                                                                                                                          ==========
Insurance: Property
  & Casualty          Allstate Corp. - Second largest provider of personal lines of insurance in the U. S.    55,000       2,004,062
   6.35%              Aon Corp. - Multi-line insurance company                                                55,000       2,365,000

                      Chubb Corp. - Broad-based property and casualty insurance organization                  42,000       2,942,625

                      CIGNA Corp. - Multi-line insurance and medical services company                         30,000       2,797,500
                                                                                                                          ==========

                                                                 7


Statement of Net Assets
LARGE-CAP SERIES May 31, 1999

                                                                                                          Shares or
                      Investments                                                                  Principal Amount            Value
                      -----------                                                                  ----------------            -----
                      St. Paul Companies Inc. - Large property-casualty insurance company                    75,000   $    2,667,188

                      Total                                                                                               12,776,375
                                                                                                                          ==========
Machinery:
  Diversified 1.51%   Deere & Co - World's largest manufacturer of farm equipment                            80,000        3,045,000
                                                                                                                          ==========
Manufacturing:
  Diversified 1.52%   Allied-Signal Inc. - Major producer of aerospace components, automotive
                       parts and engineered materials                                                        30,000        1,741,875

                      Honeywell Inc. - Manufacturer of automation and control systems                        10,000          946,250

                      United Technologies Corp. - Diversified manufacturing company                           6,000          372,375

                      Total                                                                                                3,060,500
                                                                                                                          ==========
Media 2.98%           CBS Corp. - Largest pure-play radio and broadcasting company                           70,000        2,922,500

                      Time Warner Inc. - A major entertainment and communications firm                       45,000        3,062,813

                      Total                                                                                                5,985,313
                                                                                                                          ==========
Natural Gas:
  Diversified 1.92%   The Coastal Corp. - A diversified gas pipeline company                                100,000        3,856,250
                                                                                                                          ==========
Office Equipment/
  Supplies 1.54%      Xerox Corp. - World's leading duplication technology supplier                          55,000        3,090,313
                                                                                                                          ==========
Oil Well Equipment/
  Services .75%       Schlumberger Ltd - Provider of oilfield services                                       25,000        1,504,687
                                                                                                                          ==========
Oil: International
 Integrated           Atlantic Richfield Co - Major integrated oil and natural gas company                   25,000        2,092,187
   8.73%              BP Amoco plc Sponsored ADR- Major integrated petroleum and natural gas
                      company with sizeable interests in chemicals                                           30,000        3,215,625

                      Exxon Corp. - World's largest integrated oil company                                   27,000        2,156,625

                      Mobil Corp. - Large international oil company                                          35,000        3,543,750

                      Texaco Inc. - Major integrated oil and natural gas company                             35,000        2,292,500

                      Total S. A. ADR- Leading French international oil and gas company                      70,000        4,256,875

                      Total                                                                                               17,557,562
                                                                                                                          ==========
Paper and
  Forest Products     International Paper Co - Producer of paper and forest products                         90,000        4,500,000
  2.2
                                                                                                                          ==========
Pollution Control     Waste Management Inc. - A leading waste-management concern                             85,000        4,494,375
  2.23
                                                                                                                          ==========
Printing and          Dow Jones & Co. Inc. - Publisher of The Wall Street Journal and Barron's
Publishing 3.51%      and operator of news wires and information retrieval services                          55,000        2,887,500
                                                                                                                          ==========
                      Gannett Co., Inc. - Major U. S. newspaper publisher                                    25,000        1,806,250

                      Tribune Co - Major Chicago-based newspaper company                                     30,000        2,368,125

                      Total                                                                                                7,061,875
                                                                                                                          ==========
Retail: Department    Federated Department Store Co - Leading department store retailer                      75,000        4,087,500
Stores & Merchandise  Wal-Mart Stores Inc. - Largest U. S. discount retailer                                 25,000        1,065,625
 2.56%
                      Total                                                                                                5,153,125
                                                                                                                          ==========
Telecom and
  Data Services       AT& T Corp. - Global telecommunications giant                                         135,000        7,492,500
  5.44%
                     *MCI WorldCom Inc. - Diversified telecommunications company                             40,000        3,455,000

                      Total                                                                                               10,947,500
                                                                                                                          ==========
Telephone: Regional   Alltel Corp. - Regional telephone holding company                                      60,000        4,301,250
5.75%
                      Bell Atlantic Corp. - Regional telephone company                                       72,000        3,942,000

                      SBC Communications Inc. - Regional telephone monopoly                                  65,000        3,323,125

                      Total                                                                                               11,566,375
                                                                                                                          ==========

Total Investments in Common Stocks (Cost $158,560,717)                                                                   191,664,701

Other Assets, Less Liabilities 4.69%
-----------------------------------

Short-term
  Investments         American General Finance Corp. 4.90%, due 6/1/1999                                 $1,310,000        1,310,000

                      Dow Chemical Co. 4.90%, due 6/1/1999                                                7,940,000        7,936,757

                      Total Short-term Investments (Cost $9,246,757)                                                       9,246,757
                                                                                                                          ==========
Cash                                                                                                                         428,599
                                                                                                                          ==========
Receivable for:       Securities sold                                                                                      9,800,465

                      Capital stock sold                                                                                   2,471,128


                                                                 8




Statement of Net Assets
LARGE-CAP SERIES May 31, 1999

                                                                                                                               Value
                                                                                                                               -----

                      Dividends and interest                                                                        $        218,689

                      Other                                                                                                   54,028

                      Total Other Assets                                                                                  22,219,666
                                                                                                                          ==========
Payable for:          Securities purchased                                                                                12,591,981

                      Capital stock reacquired                                                                               200,895

                      Total Liabilities                                                                                   12,792,876
                                                                                                                          ==========
                      Total Other Assets, Less Liabilities                                                                 9,426,790
                                                                                                                          ==========
Net Assets 100.00%                                                                                                      $201,091,491
                                                                                                                          ==========

                      Class A Shares- Net asset value ($ 134,967,033/5,465,791 shares outstanding)                          $24.69
                      Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)             $26.20
                      Class B Shares- Net asset value ($ 54,245,761/2,218,165 shares outstanding)                           $24.46
                      Class C Shares- Net asset value ($ 11,876,615/485,460 shares outstanding)                             $24.46
                      Class P Shares- Net asset value ($ 1,111.93/45.012 shares outstanding)                                $24.70
                      Class Y Shares- Net asset value ($ 970.14/39.293 shares outstanding)                                  $24.69

                     *Non-income producing security.
                      ADR American Depositary Receipt.
                      See Notes to Financial Statements.


Statements of Operations

                                                   Six Months Ended May 31, 1999
                                                   -----------------------------
                                                   Small-Cap Value     Large-Cap
Investment Income                                           Series        Series
-----------------                                           ------        ------
Income         Dividends                           $   1,397,491  $    1,221,694

               Interest                                  169,890         189,152

               Total income                            1,567,381       1,410,846
                                                       ---------       ---------
Expenses       Management fee                          1,811,731         630,156

               12b-1 distribution plan- Class A          290,689         159,179

               12b-1 distribution plan- Class B          875,742         212,659

               12b-1 distribution plan- Class C          272,530          46,211

               Shareholder servicing                     735,085         188,363

               Reports to shareholders                    68,643          29,058

               Registration                               35,071          35,087

               Professional                               32,533          13,684

               Directors' fees                             4,508           1,033

               Other                                      34,330           2,664

               Total expense before reductions         4,160,862       1,318,094
                                                       ---------       ---------
               Expense reductions                        (18,396)        (3,538)

               Net expenses                            4,142,466       1,314,556
                                                       ---------       ---------
               Net investment income (loss)           (2,575,085)         96,290
                                                       ---------       ---------
Realized and Unrealized Gain on Investments
                                                       =========       =========
Net realized gain from investment transactions        18,899,529       6,724,656
                                                       ---------       ---------
Net change in unrealized appreciation of investments  15,702,841      14,493,903
                                                       ---------       ---------
Net realized and unrealized gain on investments       34,602,370      21,218,559
                                                       ---------       ---------
Net Increase in Net Assets Resulting from Operations $32,027,285     $21,314,849
                                                       =========       =========
               See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                               Six Months Ended May 31, 1999      Year Ended November 30, 1998
                                                               -----------------------------      ----------------------------
                                                              Small-Cap Value       Large-Cap     Small-Cap Value     Large-Cap
-----------------------------------------------------------------------------------------------  -----------------------------------
Increase (Decrease) in Net Assets                                  Series            Series           Series           Series

Operations     Net investment income (loss)                   $ (2,575,085)      $   96,290   $   (4,088,565)   $     544,083

               Net realized gain (loss) from investment
               transactions                                     18,899,529        6,724,656      (30,380,175)       1,225,829

               Net change in unrealized appreciation
               (depreciation) of investments                    15,702,841       14,493,903      (49,772,112)      10,300,214

               Net increase (decrease) in net assets
               resulting from operations                        32,027,285       21,314,849      (84,240,852)      12,070,126

Undistributed net investment income included in price of
               share transactions                                     --               --               --            550,688
-----------------------------------------------------------------------------------------------  -----------------------------------
Dividends and distributions to shareholders from:

               Net investment income- Class A                         --           (307,606)            --           (217,361)

               Net investment income- Class B                         --               --               --               --

               Net investment income- Class C                         --               --               --               --

               Net realized gain from investment
               transactions- Class A                                  --           (747,006)      (3,626,593)      (1,758,495)

               Net realized gain from investment
               transactions- Class B                                  --           (272,904)      (2,865,444)        (683,991)

               Net realized gain from investment
               transactions- Class C                                  --            (60,913)        (808,272)         (60,358)

               Total                                                  --         (1,388,429)      (7,300,309)      (2,720,205)
               --------------------------------------------------------------------------------  -----------------------------------

Capital share transactions:

               Net proceeds from the sales of shares            27,070,456       57,014,663      276,645,136       78,226,590

               Net asset value of shares issued in
               reinvestment of dividends and distributions            --          1,342,553        6,933,940        2,588,508

               Total                                            27,070,456       58,357,216      283,579,076       80,815,098
               --------------------------------------------------------------------------------  -----------------------------------
               Cost of shares reacquired                      (122,279,391)     (20,345,366)    (112,434,885)     (17,358,805)
               --------------------------------------------------------------------------------  -----------------------------------
               Increase in net assets derived from
               capital share transactions                      (95,208,935)      38,011,850      171,144,191       63,456,293
               --------------------------------------------------------------------------------  -----------------------------------

Increase (decrease) in net assets                              (63,181,650)      57,938,270       79,603,030       73,356,902
-----------------------------------------------------------------------------------------------  -----------------------------------
Net Assets

               Beginning of period                             515,378,873      143,153,221      435,775,843       69,796,319
               --------------------------------------------------------------------------------  -----------------------------------
               End of period +                               $ 452,197,223    $ 201,091,491)   $ 515,378,873    $ 143,153,221
               --------------------------------------------------------------------------------  -----------------------------------
             + Including undistributed (overdistributed) net investment income of $(2,576,859) and $67,436, respectively, as of
               May 31, 1999 and $(1,774) and $278,752, respectively, as of November 30, 1998.
               See Notes to Financial Statements.

Financial Highlights
SMALL-CAP VALUE SERIES


                                                 Class A Shares                                                     Class B Shares
                                                 --------------                                                     --------------
                           Six Months Ended        Year Ended 12/13/95(a) to Six Months Ended       Year Ended  11/15/96(b) to
                                    May 31,            11/30/         11/30/          May 31,     November 30,          11/30/
Per Share Operating Performance:       1999      1998    1997           1996             1999     1998    1997            1996
------------------------------------------------------------------------------  ----------------------------------------------------

Net asset value, beginning of period $14.36     $16.56  $12.01        $10.00           $14.20     $16.44  $12.00         $11.67
------------------------------------------------------------------------------  ----------------------------------------------------

   Income (loss) from
   investment operations

   Net investment income (loss)        (.06)(c)   (.06)(c) .02(c)        .127            (.11)(c)   (.17)(c)(.09)(c)        .001

   Net realized and unrealized
   gain (loss) on investments          1.23      (1.85)   4.53          2.658            1.20      (1.82)   4.53            .329

   Total                               1.17      (1.91)   4.55          2.785            1.09      (1.99)   4.44            .33
------------------------------------------------------------------------------  ----------------------------------------------------

   Distributions

   Dividends from net
     investment income                  -          -       -            (.075)             -         -       -              -
   Distributions from net
     realized gain                      -         (.29)    -            (.700)             -        (.25)    -              -

   Total                                -         (.29)    -            (.775)             -        (.25)    -              -
------------------------------------------------------------------------------  ----------------------------------------------------

Net asset value, end of period       $15.53     $14.36  $16.56        $12.01           $15.29     $14.20  $16.44         $12.00
------------------------------------------------------------------------------  ----------------------------------------------------
Total Return (d)                       8.15%(e) (11.71)% 37.89%        28.24%(e)         7.68%(e) (12.27)% 37.00%          2.84%(e)
====================================================================================================================================
  Ratios to Average Net Assets:

  Expenses, including waiver and
  reimbursements                        .73%(e)(f)1.28%   1.17%          .01%(e)         1.07%(e)(f)2.00%   1.86%           .04%(e)


  Expenses, excluding waiver and
  reimbursements                        .73%(e)   1.28%   1.17%         1.00%(e)         1.07%(e)   2.00%   1.86%           .07%(e)

  Net investment income (loss)         (.39)%(e)  (.37)%   .10%         1.02%(e)         (.74)%(e) (1.09)%  (.56)%          .01%(e)
------------------------------------------------------------------------------------------------------------------------------------

                                                   Class C Shares                                                Class Y Shares
                                                   --------------                                                --------------
                                       Six Months Ended     Year Ended   April 1, 1997(b) to  Six Months Ended  12/30/97(b) to
                                                May 31,   November 30,      November 30,           May 31,         11/30/
Per Share Operating Performance:                   1999           1998              1997              1999           1998
------------------------------------------------------------------------------  ----------------------------------------------------
Net asset value, beginning of period              14.20         $16.44            $12.81            $14.40         $16.34
------------------------------------------------------------------------------  ----------------------------------------------------
  Income (loss) from
  investment operations

  Net investment loss (c)                          (.11)          (.17)             (.05)             (.04)          (.01)

  Net realized and unrealized gain (loss)
  on investments                                   1.20          (1.82)             3.68              1.21          (1.93)

  Total                                            1.09          (1.99)             3.63              1.17          (1.94)
------------------------------------------------------------------------------  ----------------------------------------------------
  Distributions

  Distributions from net realized gain              -             (.25)              -                 -              -
------------------------------------------------------------------------------  ----------------------------------------------------
Net asset value, end of period                   $15.29         $14.20            $16.44            $15.57         $14.40
------------------------------------------------------------------------------  ----------------------------------------------------
Total Return (d)                                   7.68%(e)     (12.27)%           28.34%(e)          8.12%(e)     (11.87)%(e)
====================================================================================================================================
  Ratios to Average Net Assets:

  Expenses                                         1.07%(e)(f)    2.00%             1.25%(e)           .58%(e)(f)     .96%(e)

  Net investment loss                              (.74)%(e)     (1.09)%            (.30)%(e)         (.24)%(e)      (.05)%(e)
------------------------------------------------------------------------------------------------------------------------------------

                                      Six Months Ended                             Year Ended  December 13, 1995 (a) to
                                               May 31,                           November 30,              November 30,
Supplemental Data for All Classes:                1999               1998                1997                     1996
----------------------------------                ----               ----                ----                     ----
   Net assets, end of period (000)            $452,197           $515,379            $435,776                   $8,772

   Portfolio turnover rate                       37.07%             67.86%              45.24%                  110.09%
------------------------------------------------------------------------------------------------------------------------------------
  (a) Commencement of operations.

  (b) Commencement of offering respective class shares.

  (c) Calculated using average shares outstanding during the period.

  (d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (e) Not annualized.

  (f) The ratio includes expenses paid through an expense offset arrangement.
      See Notes to Financial Statements.

Financial Highlights
LARGE-CAP SERIES

                                                                                                                     Class A Shares
                                                                                                                     --------------
                                    Six Months Ended
                                             May 31,                                                         Year Ended November 30,
Per Share Operating Performance:                1999            1998            1997          1996             1995            1994
--------------------------------                ----            ----            ----          ----             ----            ----
Net asset value, beginning of period          $21.91           $20.08          $17.86         $15.54          $12.79         $12.33
------------------------------------          ------           ------          ------         ------          ------         ------
      Income from investment operations


      Net investment income                      .04 (a)          .15 (a)         .08 (a)        .270            .42            .34

      Net realized and unrealized gain on
      investments                               2.98             2.45            3.21           3.505           3.44
       .65

      Total                                     3.02             2.60            3.29           3.775           3.86            .99
      -----                                     ----             ----            ----           -----           ----            ---
      Distributions

      Dividends from net investment income      (.07)            (. 06)          (.12)          (.57)           (.29)          (.20)
      Distributions from net realized gain      (.17)            (. 71)          (.95)          (.885)          (.82)          (.33)

      Total                                     (.24)            (. 77)          (1.07)        (1.455)         (1.11)          (.53)
      -----                                     -----            ------          ------        -------         ------          -----
Net asset value, end of period                $24.69           $21.91          $20.08         $17.86          $15.54         $12.79
------------------------------                ------           ------          ------         ------          ------         ------
Total Return (b)                               13.95% (d)      13.45%           19.87% (d)     26.25%          32.82%          8.21%
===============                               ===========      ======          ===========    ========        =======         ======
      Ratios to Average Net Assets:

      Expenses, including waiver and
      reimbursements                             .66% (d) (f)    1.24%           1.52% (d)       .36%            .00%           .00%

      Expenses, excluding waiver and
      reimbursements                             .66% (d)        1.24%           1.52%           .96%           1.02%          1.15%

      Net investment income                      .17%(d)         0.74%           0.42%          2.24%           3.27%          2.65%
      ---------------------                      -------         -----           -----         -----            -----          -----



                                                                  Class B Shares                                      Class C Shares
                                                                  --------------                                      --------------
                                        Six Months Ended   Year Ended 8/1/96(c) to    Six Months Ended    Year Ended    4/1/97(c) to
                                                  May 31, November 30,      11/30/             May 31,  November 30,          11/30/
Per Share Operating Performance:                    1999     1998    1997       1996              1999         1998         1997
--------------------------------                    ----     ----    ----       ----              ----         ----         ----
Net asset value, beginning of period         $21.71        $20.00    $17.83     $15.24         $21.73          $20.01    $16.90
------------------------------------         ------        ------    ------     ------         ------          ------    ------
      Income (loss) from
      investment operations

      Net investment income (loss)             (.04)(a)   -(a)(e)      (.06)(a)    .12           (.05)(a)        (.01)(a)  (.07)(a)

      Net realized and unrealized gain
      on investments                           2.96          2.42      3.20       2.66           2.95            2.44      3.18

      Total                                    2.92          2.42      3.14       2.78           2.90            2.43      3.11
      -----                                    ----          ----      ----       ----           ----            ----      ----
      Distributions

      Dividends from net investment income      -             -        (.02)      (.19)           -               -         -
      Distributions from net realized gain     (.17)        (.71)      (.95)       -             (.17)           (.71)      -

      Total                                    (.17)        (.71)      (.97)      (.19)          (.17)           (.71)      -
      -----                                    -----        -----      -----      -----          -----           -----      -
Net asset value, end of period               $24.46        $21.71    $20.00     $17.83         $24.46          $21.73    $20.01
------------------------------               ------        ------    ------     ------         ------          ------    ------
Total Return (b)                              13.57% (d)    12.56%    18.92%     18.39% (d)     13.46%(d)       12.61%    18.40%(d)
================                              =========-    =====-    ======     ==========     ========        ======    =========

      Ratios to Average Net Assets:

      Expenses                                 1.01% (d)(f)  2.00%     2.28%       .59% (d)      1.01%(d) (f)    2.00%     1.54%(d)

      Net investment income (loss)             (.18)% (d)    (.01)%    (.34)%      .22% (d)      (.18)%(d)       (.04%)    (.37)%(d)
      ----------------------------             ----------    ------    ------      --------      ---------       ------    ---------


Financial Highlights
               LARGE-CAP SERIES

                                                            Class P Shares                                    Class Y Shares
                                                            --------------                                    --------------
                                                                4/28/99(c)                                         5/4/99(c)
Per Share Operating Performance:                                to 5/31/99                                        to 5/31/99
--------------------------------                                ----------                                        ----------
Net asset value, beginning of period                                $25.09                                            $25.21
------------------------------------                                ------                                            ------
               Income (loss) from investment operations
               Net investment income (a)                               .01 (e)                                         - (e)
               Net realized and unrealized loss on investments        (.40)                                            (.52)
               Total                                                  (.39)                                            (.52)
               -----                                                  -----                                            -----
Net asset value, end of period                                      $24.70                                           $24.69
------------------------------                                      ------                                           ------
Total Return (b) (d)                                                 (1.55)%                                          (2.06)%
====================                                                 =======                                          =======
               Ratios to Average Net Assets (d) :
               Expenses                                                .14%(f)                                          .08%(f)
               Net investment income                                   .05%                                             .09%
               ---------------------                                   ----                                             ----




                               Six Months Ended May 31,                                               Year Ended November 30,
         Supplemental Data For All Classes:        1999        1998          1997           1996           1995          1994
         ----------------------------------        ----        ----          ----           ----           ----          ----
               Net assets, end of period (000) $201,091    $143,153       $69,796        $23,592         $7,549        $5,558
               Portfolio turnover rate           33.63%      99.14%        30.81%         62.25%         37.17%         43.85%
               -----------------------           ------      ------        ------         ------         ------         ------
              (a) Calculated using average shares outstanding during the period.
              (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
              (c) Commencement of offering respective class shares.
              (d) Not annualized.
              (e) Amount less than $.01.
              (f) The ratio includes expenses paid through an expense offset arrangement.
               See Notes to Financial Statements.

Notes to Financial Statements


1.  Significant  Accounting  Policies

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 26, 1992. The Company consists of three separate portfolios. This report covers two of the portfolios (" Series") - Small-Cap Value Series (formerly Small-Cap Series) and Large-Cap Series . Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Securites are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask price on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and ask prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to December 1, 1998, Large-Cap Series followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective December 1, 1998, the Large-Cap Series discontinued the use of equalization. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

(e) The organization expenses of each Series are amortized evenly over a period of five years.

(f) Each Series may write call options on securities it owns. Premiums received by the Series upon writing covered call options are included in the Series' statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Series enters into a closing purchase transaction, the Series realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying security are increased by the premium originally received when the option was written.

(g) Small-Cap Value Series along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with the Alpha Series of Lord Abbett Securities Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the alpha Series in proportion to the average daily value of shares owned by the Alpha Series. Other expenses includes approximately $31,000 accrued pursuant this Servicing Arangement.


2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. (" Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. The management fee paid is based on average daily net assets for each month at the annual rate of .75 of 1%. Each Series of the Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C Plans and Class P Plan for Large Cap Series") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Large-Cap Series pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y for each Series does not have a Rule 12b-1 plan. Distributor received the following commissions on sales of Class A shares of each Series after concessions were paid to authorized dealers:

                                           Distributor    Dealers'
Series                                    Commissions    Concessions
------                                    -----------    -----------
Small-Cap Value                              $ 26,977      $172,241
Large-Cap                                    $127,865      $764,707
---------                                    --------      --------

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Capital

The Company has authorized 240 million shares of $.001 par value capital stock for these two Series, designated as follows: Small-Cap Value Series: Class A- 20 million, Class B- 30 million, Class C- 20 million, Class P-20 million, Class Y-30 million; Large-Cap Series: Class A- 20 million, Class B- 30 million, Class C-20 million, Class P- 20 million, Class Y- 30 million. Paid in capital for the Company amounted to $485,261,238 for the Small-Cap Value Series and $161, 088,602 for the Large-Cap Series at May 31, 1999. Transactions in capital stock were as follows:

                                                        Six Months Ended 5/31/99
                                                        ------------------------
                              Small-Cap Value Series       Large-Cap Series
                              ----------------------       ----------------
Class A                Shares        Amount    Shares       Amount
------------------------------------------------------- ------------------------
Sales of shares       758,973   $11,189,354 1,465,587   $34,253,837
------------------------------------------------------- ------------------------
Shares issued to share-
holders in reinvestment
of dividends and
distributions               -           -      47,827     1,027,804
------------------------------------------------------- ------------------------
Total                 758,973    11,189,354 1,513,414    35,281,641
------------------------------------------------------- ------------------------
Shares reacquired  (4,169,522)  (59,515,644)  (643,664) (14,659,289)
------------------------------------------------------- ------------------------
Increase (Decrease)(3,410,549) $(48,326,290)  869,750   $20,622,352
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                             Year Ended 11/30/98
                                                             -------------------
                                Small-Cap Value Series        Large-Cap Series
                                ----------------------        ----------------
Class A                    Shares         Amount       Shares        Amount
--------------------------------------------------- ----------------------------
Sales of shares          6,447,168    $106,238,429   2,662,006   $54,926,487
--------------------------------------------------- ----------------------------
Shares issued to shareholders
in reinvestment
of dividends and
distributions              214,484       3,431,712      97,208     1,896,265
--------------------------------------------------- ----------------------------
Total                    6,661,652     109,670,141   2,759,214    56,822,752
--------------------------------------------------- ----------------------------
Shares reacquired       (3,627,964)    (54,893,698)   (605,676)  (12,303,172)
--------------------------------------------------- ----------------------------
Increase                 3,033,688     $54,776,443)  2,153,538   $44,519,580
--------------------------------------------------------------------------------

                                                        Six Months Ended 5/31/99
                                                        ------------------------
                              Small-Cap Value Series          Large-Cap Series
                              ----------------------          ----------------
Class B                    Shares         Amount       Shares        Amount
--------------------------------------------------- ----------------------------
Sales of shares            343,601    $  4,934,567     750,895   $17,402,685
--------------------------------------------------- ----------------------------
Shares issued to shareholders
in reinvestment
of distributions                -               -       11,962       255,502
--------------------------------------------------- ----------------------------
Total                      343,601       4,934,567     762,857    17,658,187
--------------------------------------------------- ----------------------------
Shares reacquired       (3,135,677)    (44,184,511)   (144,959)  (3,335,496)
--------------------------------------------------- ----------------------------
Increase (Decrease)     (2,792,076) $(39,249,944)      617,898   $14,322,691
--------------------------------------------------------------------------------

                                                            Year Ended 11/30/98
                                                            -------------------
                              Small-Cap Value Series         Large-Cap Series
                              ----------------------         ----------------
Class B                    Shares         Amount       Shares        Amount
--------------------------------------------------- ----------------------------
Sales of shares          5,076,837     $83,914,314     822,431   $17,009,086
--------------------------------------------------- ----------------------------
Shares issued to shareholders
in reinvestment
of distributions           171,715       2,735,421      32,991       633,431
--------------------------------------------------- ----------------------------
Total                    5,248,552      86,649,735     855,422    17,642,517
--------------------------------------------------- ----------------------------
Shares reacquired       (2,413,115)    (35,334,535)   (212,259)  (4,357,417)
--------------------------------------------------- ----------------------------
Increase                 2,835,437     $51,315,200)    643,163   $13,285,100
--------------------------------------------------------------------------------

                                                        Six Months Ended 5/31/99
                                                        ------------------------
                              Small-Cap Value Series         Large-Cap Series
                              ----------------------         ----------------
Class C                    Shares         Amount       Shares        Amount
--------------------------------------------------- ----------------------------
Sales of shares            250,684    $  3,598,214     229,929   $ 5,356,016
Shares issued to shareholders
in reinvestment
of distributions                -               -        2,771        59,247
--------------------------------------------------- ----------------------------
Total                      250,684       3,598,214     232,700     5,415,263
--------------------------------------------------- ----------------------------
Shares reacquired       (1,311,458)    (18,579,236)   (102,010)  (2,350,581)
--------------------------------------------------- ----------------------------
Increase (Decrease)     (1,060,774) $(14,981,022)      130,690 $   3,064,682
--------------------------------------------------------------------------------

                                                            Year Ended 11/30/98
                                                            -------------------
                              Small-Cap Value Series         Large-Cap Series
                              ----------------------         ----------------
Class C                    Shares         Amount       Shares        Amount
--------------------------------------------------- ----------------------------
Sales of shares          2,714,384    $ 45,179,963     306,208    $6,291,017
Shares issued to shareholders
in reinvestment
of distributions            48,136         766,807       3,059        58,812
--------------------------------------------------- ----------------------------
Total                    2,762,520      45,946,770     309,267     6,349,829
--------------------------------------------------- ----------------------------
Shares reacquired       (1,441,481)    (21,034,948)    (34,936)  (698,216)
--------------------------------------------------- ----------------------------
Increase                 1,321,039    $ 24,911,822)    274,331    $5,651,613
--------------------------------------------------------------------------------


                                                                  4/28/99
                                                            (Commencement of
                                                     Offering Class P Shares) to
                                                                 5/31/99
                                                                 -------
                                                              Large-Cap Series
                                                              ----------------

Class P                                        Shares       Amount
--------------------------------------------------------------------------------
Sales of shares                                     45      $1,125
--------------------------------------------------------------------------------
Shares reacquired                                    -           -
--------------------------------------------------------------------------------
Increase                                            45      $1,125
--------------------------------------------------------------------------------

                                                                 5/4/99
                                                        (Commencement of
                                                   Offering Class Y Shares) to
                           Six Months Ended 5/31/99             5/31/99
                           ------------------------             -------
                           Small-Cap Value Series       Large-Cap Series
                           ----------------------       ----------------
Class Y                  Shares        Amount      Shares      Amount
--------------------------------------------------- ----------------------------
Sales of shares          512,786    $7,348,321         39       $1,000
--------------------------------------------------- ----------------------------
Shares reacquired             -             -          -            -
--------------------------------------------------- ----------------------------
Increase                 512,786    $7,348,321)        39       $1,000
--------------------------------------------------------------------------------

                                                               12/30/97
                                                        (Commencement of
                                                   Offering Class Y Shares) to
                                                               11/30/98
                                                               --------
                                                    Small-Cap Value Series
                                                    ----------------------
Class Y                                            Shares      Amount
--------------------------------------------------------------------------------
Sales of shares                                 2,570,909  $41,312,430
--------------------------------------------------------------------------------
Shares reacquired                                 (92,873) (1,171,704)
--------------------------------------------------------------------------------
Increase                                        2,478,036  $40,140,726
--------------------------------------------------------------------------------
There was no capital stock activity for Class P shares of Small-Cap
Value Series during the period.

4. Distributions

Dividends from net investment income are declared annually for the Small-Cap Value Series and semi-annually for the Large-Cap Series. Net realized gain from investment transactions, if any, is distributed to shareholders annually. At May 31, 1999, accumulated net realized gain (loss) for each Series was as follows:

--------------------------------------------------------------------------------
Small-Cap Value Series                                   $(11,480,646)
Large-Cap Series                                         $   6,831,469
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles. Dividends declared from net investment income on June 23, 1999 and payable on July 1, 1999 to shareholders of record on June 23, 1999 for Large-Cap Series were as follows:

                                                   Rate       Aggregate
                                               Per Share       Amount
--------------------------------------------------------------------------------
Class A                                            $0.03      $169,846
Class P                                             0.03             1
Class Y                                             0.04             2
--------------------------------------------------------------------------------
5. Purchases and Sales of Securities

Purchases and sales of securities (other than short-term investments) for the six months ended May 31, 1999 were as follows:

Series                                         Purchases         Sales
--------------------------------------------------------------------------------
Small-Cap Value                             $171,587,735  $262,398,231
Large-Cap                                   $ 91,247,444  $ 54,829,803
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                              Net Unrealized
                               Appreciation    Unrealized    Unrealized
Series                        (Depreciation) Appreciation  (Depreciation)
--------------------------------------------------------------------------------
Small-Cap Value             $(19,006,510)    $46,154,658    $(65,161,168)
Large-Cap                   $   33,103,984   $34,704,656    $ (1,600,672)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes

Notes to Financial Statements


6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at May 31, 1999, under a deferred compensation plan, were $8,511.

7. Line of Credit

Each Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at May 31, 1999, nor was the Facility utilized at any time during the period.

8. Expense  Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

9. Transactions with Affiliated

Companies An affiliated company is a company in which a Series has ownership of at least 5% of the voting securities of the underlying issuer. SmallCap Value Series had the following transactions during the period with companies that are affiliates:


                           Balance of                            Balance of                  Realized Gain (Loss) Dividend Income
                           Shares Held       Gross    Gross     Shares Held          Value       Dec. 1, 1998 to   Dec. 1, 1998 to
Affiliates               Nov. 30, 1998   Purchases    Sales   May 31, 1999    May 31, 1999        May 31, 1999     May 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
BEI Technologies Inc.        400,000        14,500  (10,000)       404,500   $   4,019,719         $   21,588        $   24,380
------------------------------------------------------------------------------------------------------------------------------------
Baker Michael Corp.          550,000            -   (38,500)       511,500       3,708,375            (19,360)               -
------------------------------------------------------------------------------------------------------------------------------------
Moog Inc. Class A            547,100            -   (91,900)       455,200      11,835,200            178,975                -
------------------------------------------------------------------------------------------------------------------------------------
Neutral Posture
  Ergonomics Inc.            310,000            -    (5,000)       305,000         686,250            (10,290)               -
------------------------------------------------------------------------------------------------------------------------------------
Oshkosh Truck Corp.          400,000       101,000   (1,000)       500,000      19,875,000             11,752           125,125
------------------------------------------------------------------------------------------------------------------------------------
Rogers Corp.                 685,000            -    (1,500)       683,500      19,479,750             (2,717)               -
------------------------------------------------------------------------------------------------------------------------------------
Smithway Motor
  Express Corp. Class A      325,000        15,000       -         340,000       3,474,358                 -                 -
------------------------------------------------------------------------------------------------------------------------------------

Copyright (c) 1999 by Lord Abbett Research Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Research Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass.

All rights reserved. Printed in the U. S. A.

Investing in the
Lord Abbett
Family of Funds

GROWTH

                                                                                                                              INCOME

Aggressive         Growth Funds      Growth &           Balanced Fund    Income Funds              Tax-Free        Money
Growth Fund                          Income Funds                                                 Income Funds     Market Fund

Developing         Research Fund -   Research Fund -   Balanced          World Bond Debenture      National        U.S. Government
Growth Fund        Small-Cap Value   Large-Cap         Series**          Series                    California      Securities Money
                   Series            Series                              Global Fund -             Connecticut     Market Fund+ ++
                   Alpha Series*     Growth &                            Income Series             Florida
                   International     Income Series                       High Yield Fund           Georgia
                   Series            Affiliated Fund                     Bond-Debenture            Hawaii
                   Mid-Cap                                               Fund                      Michigan
                   Value Fund                                            Limited                   Minnesota
                   Growth                                                Duration U. S.            Missouri
                   Opportunities                                         Government                New Jersey
                   Fund                                                  Securities                New York
                   Global Fund-                                          Series+                   Pennsylvania
                   Equity Series                                         U. S. Government          Texas
                                                                         Securities Series+        Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers  to  Keep  Handy

For  Shareholder   Account  or  Statement   Inquiries: 800-821-5129

For Literature Only:  800-874-3733

24-Hour  Automated  Shareholder Service Line: 800-865-7582

Visit Our Web Site: http://www.lordabbett.com

*Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U. S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.

[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
---------------------------
The GM Building   767 Fifth Avenue   New York, NY 10153-0203


LARF-3-599
(7/99)